UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 11, 2014 (April 11, 2014)

RREEF Property Trust, Inc
(Exact Name of Registrant as Specified in Its Charter)

Maryland          333-180356         45-4478978
(State or other jurisdiction of (Commission File Number) (I.R.S. Employer incorporation or organization) Identification No.)

345 Park Avenue, 26th Floor, New York, NY 10154
(Address of principal executive offices)
(Zip Code)

(212) 454-6260
(Registrant's telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, RREEF Property Trust, Inc. (which may be referred to as the “Company,” “we,” “our,” and “us”) hereby amends the Current Report on Form 8-K filed on April 11, 2014 to provide the required financial information relating to our acquisition of an industrial building and an adjacent vacant lot located in Logan Township, New Jersey, as described in such Current Report.

Item 9.01    Financial Statements and Exhibits.

(a)	Financial Statements of the Property Acquired
	Independent Auditors' Report	3
	Historical Summary of Gross Income and Direct Operating Expenses for the Three Months Ended March 31, 2014 (unaudited) and the Year Ended December 31, 2013	4
	Notes to the Historical Summary of Gross Income and Direct Operating Expenses for the Three Months Ended March 31, 2014 (unaudited) and the Year Ended December 31, 2013	5

(b)	Pro Forma Financial Information	7
	Unaudited Pro Forma Consolidated Balance Sheet as of March 31, 2014	8
	Notes to Unaudited Pro Forma Consolidated Balance Sheet as of March 31, 2014	9
	Unaudited Pro Forma Consolidated Statement of Operations for the Three Months Ended March 31, 2014	10
	Notes to Unaudited Pro Forma Consolidated Statement of Operations for the Three Months Ended March 31, 2014	11
	Unaudited Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2013	12
	Notes to Unaudited Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2013	13

(c)	Shell Company Transactions
	None

(d)	Exhibits
	None

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Stockholders of
RREEF Property Trust, Inc:
We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses of Commerce Corner (the Property) for the year ended December 31, 2013, and the related notes (the historical summary).
Management’s Responsibility for the Historical Summary
Management is responsible for the presentation of this historical summary in accordance with U.S. generally accepted accounting principles; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the historical summary that is free from material misstatement, whether due to fraud or error.
Auditors’ Responsibility
Our responsibility is to express an opinion on the historical summary based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the historical summary is free from material misstatement.
An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the historical summary. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the historical summary, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the historical summary in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the historical summary.
We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.
Opinion
In our opinion, the historical summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in Note 2 of Commerce Corner for the year ended December 31, 2013, in accordance with U.S. generally accepted accounting principles.
Emphasis of Matter
We draw attention to Note 2 to the historical summary, which describes that the accompanying historical summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the filing of Form 8-K/A of RREEF Property Trust, Inc.) and is not intended to be a complete presentation of the Property’s revenues and expenses. Our opinion is not modified with respect to this matter.
/s/ KPMG LLP
Dallas, TX
June 11, 2014

COMMERCE CORNER

Historical Summary of Gross Income and Direct Operating Expenses

For the Three Months Ended March 31, 2014 (unaudited)
and Year Ended December 31, 2013

	Three months ended March 31, 2014 (unaudited)	Year ended December 31, 2013
Gross income:
Base rental income	$318,451	$1,073,364
Tenant reimbursements	141,907	268,617
Total gross income	460,358	1,341,981
Direct operating expenses:
Property operating	97,147	191,192
Real estate tax	46,829	187,316
Insurance	2,798	11,391
Total direct operating expenses	146,774	389,899
Excess of gross income over direct operating expenses	$313,584	$952,082

See accompanying notes to historical summary of gross income and direct operating expenses.

Commerce Corner
Notes to Historical Summary of Gross Income and
Direct Operating Expenses
For the Three Months ended March 31, 2014 (unaudited)
and Year ended December 31, 2013

NOTE 1 — BUSINESS

On April 11, 2014, RREEF Property Trust, Inc. (the "Company") acquired Commerce Corner, a 259,910 square foot industrial building located on a 14.4 acre site (unaudited) at 1109 Commerce Boulevard, plus an additional adjacent 9.7 acre (unaudited) parcel of land, situated one mile from Exit 10 of Interstate 295 and in close proximity to Interstate 95 and the New Jersey Turnpike (the "Property"). The Company acquired the Property through RPT 1109 Commerce Boulevard, LLC, an indirect wholly-owned subsidiary. The purchase price for the Property was $19,750,000, exclusive of closing costs. The Company funded the acquisition of the Property with proceeds from the sale of its common stock and by borrowing $17,600,000 under the Company's line of credit with Regions Bank. Of the $17,600,000 borrowed, $8,760,000 was from existing borrowing capacity on previously acquired properties, while $8,840,000 was allocated to the Property. With this borrowing, the Company's total debt outstanding as of April 11, 2014 was $20,500,000.

NOTE 2 — BASIS OF PRESENTATION

The Historical Summary of Gross Income and Direct Operating Expenses ("Historical Summary") has been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (the "SEC") and is not intended to be a complete presentation of the Property's revenues and expenses. The Historical Summary has been prepared on the accrual basis of accounting and requires management of the Property to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the reporting period. Actual results may differ from those estimates.

The unaudited Historical Summary for the three months ended March 31, 2014 has been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") for interim financial information. Accordingly, it does not include all of the information and footnotes required by GAAP for complete financial statements. In the opinion of the Company's management, all adjustments (consisting of normal recurring adjustments) considered necessary for a fair presentation have been included. The Historical Summary for the three months ended March 31, 2014 is not necessarily indicative of the expected results for the entire year ended December 31, 2014.

An Historical Summary is being presented for the most recent year available instead of the three most recent years based on the following factors: (1) the Property was acquired from an unaffiliated party; and (2) based on due diligence of the Property conducted by the Company, except as disclosed in these Notes to Historical Summary of Gross Income and Direct Operating Expenses, management is not aware of any material factors relating to the Property that would cause this financial information not to be indicative of future operating results.

NOTE 3 — GROSS INCOME

As of January 1, 2013, the Property had one tenant, Performance Food Group, Inc. (“Performance Food Group”), occupying 61% (unaudited) of the rentable area of the Property. In June 2013, a retail and office lease with Mission Produce Inc. (“Mission Produce”) commenced occupying 39% (unaudited) of the rentable area of the Property, bringing the Property to 100% occupancy. Below are additional details of these leases.

Tenant	Type of Business	% of Net Rentable Area	% of 2014 Annual Base Rent	% of 2013 Annual Base Rent	Type of Lease	Lease Commencement Date	Lease Expiration Date
Performance Food Group(1)	Food Distribution	61%	67.6%	100%	Triple Net	Sept. 2011	Dec. 2021
Mission Produce(2)	Food Distribution	39%	32.4%	—%	Triple Net	June 2013	Jan. 2029

(1)
Performance Food Group has two, five-year renewal options at 90% of Fair Rental Value (as defined in Performance Food Group's lease). Renewal options may be exercised by written notice not less than 180 days prior to the expiration of the then-existing term. Pursuant to the triple-net lease, Performance Food Group is responsible for the payment of base rent and all of the operating expenses for the portion of the space leased by Performance Food Group (subject to a cap for certain costs as defined in the lease).

Commerce Corner
Notes to Historical Summary of Gross Income and
Direct Operating Expenses
For the Three Months ended March 31, 2014 (unaudited)
and Year ended December 31, 2013

(2)
Mission Produce's lease commenced in June 2013 upon Mission Produce taking possession of the leased space to install improvements. The rental period commenced August 1, 2013, but the lease included six months of free rent resulting in no base rent from Mission Produce for the year ended December 31, 2013. Mission Produce has two, five-year renewal options at 95% of fair market rent (but in no event less than the annual Base Rent in effect during the last twelve months of the prior term). Renewal options may be exercised by written notice not less than twelve months prior to the expiration of the then-existing term. Pursuant to the triple-net lease, Mission Produce is responsible for the payment of base rent and all of the operating expenses for the portion of the space leased by Mission Produce.

All leases are classified as operating leases. Although the leases provide for increases in minimum lease payments over the terms of the leases, rental income accrues for the full period of occupancy on a straight-line basis. Related adjustments increased base rental income by $55,095 (unaudited) for the three months ended March 31, 2014 and increased base rental income by $302,720 for the year ended December 31, 2013.

Minimum base rents to be received during the non-cancelable terms under the operating leases in place as of December 31, 2013, are as follows:

2014	$1,162,709
2015	1,225,100
2016	1,254,679
2017	1,284,973
2018	1,315,996
Thereafter	7,861,692
$14,105,149

NOTE 4 — DIRECT OPERATING EXPENSES

Direct operating expenses include only those expenses expected to be comparable to the proposed future operations of the Property. Accordingly, expenses such as interest, depreciation and certain landlord costs are excluded.

NOTE 5 — SUBSEQUENT EVENTS

Subsequent events were evaluated from December 31, 2013 through June 11, 2014, the date on which the Historical Summary was issued. No subsequent events occurred.

RREEF PROPERTY TRUST, INC.
PRO FORMA CONSOLIDATED BALANCE SHEET
March 31, 2014
(unaudited)

The following unaudited Pro Forma Consolidated Balance Sheet of RREEF Property Trust, Inc. (the "Company") is presented as if the acquisition Commerce Corner had occurred on March 31, 2014.

This Pro Forma Consolidated Balance Sheet should be read in conjunction with the Company’s historical financial statements and notes thereto for the quarter ended March 31, 2014, as contained in the Company's Quarterly Report on Form 10-Q. The Pro Forma Consolidated Balance Sheet is unaudited and is not necessarily indicative of what the actual financial position would have been had the Company completed the above acquisition on March 31, 2014, nor does it purport to represent its future financial position. The Company does not consider any potential property acquisitions to be probable under Rule 3-14 of Regulation S-X.

RREEF PROPERTY TRUST, INC.
PRO FORMA CONSOLIDATED BALANCE SHEET
March 31, 2014
(unaudited)

	Historical (as reported)	Commerce Corner Acquisition		Pro Forma
ASSETS
Investment in real estate assets:
Land	$6,023,990	$3,216,739	(a)	$9,240,729
Buildings and improvements, less accumulated depreciation of $318,234	14,514,850	14,498,507	(a)	29,013,357
Acquired intangible lease assets, less accumulated amortization of $631,220	5,330,754	2,596,315	(a)	7,927,069
Total investment in real estate assets, net	25,869,594	20,311,561		46,181,155
Investment in marketable securities	3,166,772	—		3,166,772
Total investment in real estate assets and marketable securities, net	29,036,366	20,311,561		49,347,927
Cash and cash equivalents	2,933,960	(2,365,706)	(b)	568,254
Receivables	249,551	—		249,551
Prepaids and other assets	706,520	46,829	(c)	753,349
Deferred financing costs, less accumulated amortization of $256,353	321,591	42,572	(d)	364,163
Total assets	$33,247,988	$18,035,256		$51,283,244
LIABILITIES AND STOCKHOLDERS' EQUITY
Line of credit	$2,900,000	$17,600,000	(d)	$20,500,000
Accounts payable and accrued expenses	124,538	—		124,538
Due to affiliates	7,032,950	—		7,032,950
Acquired below market lease intangibles, less accumulated amortization of $15,800	775,300	561,561	(a)	1,336,861
Distributions payable	47,379	—		47,379
Other liabilities	128,246	—		128,246
Total liabilities	11,008,413	18,161,561		29,169,974
Stockholders' Equity:
Preferred stock, $0.01 par value; 50,000,000 shares authorized, none issued	—	—		—
Common stock, $0.01 par value; 500,000,000 Class A shares authorized, 1,171,274 issued and outstanding	11,713	—		11,713
Common stock, $0.01 par value; 500,000,000 Class B shares authorized, 1,273,804 issued and outstanding	12,738	—		12,738
Additional paid in capital	25,477,894	—		25,477,894
Accumulated deficit	(3,390,370)	(126,305)	(e)	(3,516,675)
Accumulated other comprehensive income (loss)	127,600	—		127,600
Total stockholders' equity	22,239,575	(126,305)		22,113,270
Total liabilities and stockholders' equity	$33,247,988	$18,035,256		$51,283,244

The accompanying notes are an integral part of this pro forma consolidated balance sheet.

RREEF PROPERTY TRUST, INC.
NOTES TO PRO FORMA CONSOLIDATED BALANCE SHEET
March 31, 2014
(unaudited)

NOTE 1 — ACQUISITION

On April 11, 2014, the Company acquired Commerce Corner, a 259,910 square foot industrial building located on a 14.4 acre site at 1109 Commerce Boulevard, plus an additional adjacent 9.7 acre parcel of land, situated one mile from Exit 10 of Interstate 295 and in close proximity to Interstate 95 and the New Jersey Turnpike (the "Property"). The purchase price for the Property was $19,750,000, exclusive of closing costs. The Company funded the acquisition of the Property with proceeds from the sale of its common stock and by borrowing $17,600,000 under the Company's line of credit with Regions Bank. Of the $17,600,000 borrowed, $8,760,000 was from existing borrowing capacity on previously acquired properties, while $8,840,000 was allocated to the Property.

NOTE 2 — PRO FORMA ADJUSTMENTS

(a)	Reflects the preliminary purchase price allocation for the acquisition of Commerce Corner.

(b)	Reflects utilization of existing cash in connection with the acquisition.

(c)	Reflects real estate taxes prepaid in connection with the acquisition.

(d)	Reflects the borrowing of $17,600,000 under the Company's line of credit and the related financing costs.

(e)	Reflects the costs incurred to close the acquisition.

RREEF PROPERTY TRUST, INC.
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
For the Three Months Ended March 31, 2014
(unaudited)

The following unaudited Pro Forma Consolidated Statement of Operations is presented as if RREEF Property Trust, Inc. (the "Company") had acquired the investment in Commerce Corner on January 1, 2013. Commerce Corner was acquired subsequent to December 31, 2013 and as such, the pro forma adjustments presented below are only those applicable to the period presented.

This Pro Forma Consolidated Statement of Operations should be read in conjunction with the Company’s historical financial statements and notes thereto for the quarter ended March 31, 2014, as contained in the Company’s Quarterly Report on Form 10-Q. The Pro Forma Consolidated Statement of Operations is unaudited and is not necessarily indicative of what the actual results of operations would have been had the Company completed the above acquisition on January 1, 2013, nor does it purport to represent its future results of operations. The Company does not consider any potential property acquisitions to be probable under Rule 3-14 of Regulation S-X.

	Historical (as reported)	Commerce Corner		Other Adjustments		Pro Forma
Revenues
Rental and other property income	$544,218	$325,331	(a)	$—		$869,549
Tenant reimbursement income	50,249	141,907	(b)	—		192,156
Investment income on marketable securities	25,521	—		—		25,521
Total revenues	619,988	467,238		—		1,087,226
Expenses
General and administrative expenses	588,037	—		—		588,037
Property operating expenses	80,083	146,774	(c)	—		226,857
Acquisition related expenses	38,542	—		(38,542)	(d)	—
Depreciation	125,618	99,082	(e)	—		224,700
Amortization	220,570	54,819	(e)	—		275,389
Total operating expenses	1,052,850	300,675		(38,542)		1,314,983
Operating loss	(432,862)	166,563		38,542		(227,757)
Interest expense	(128,088)	(110,922)	(f)	—		(239,010)
Net realized loss upon sale of marketable securities	(26,567)	—		—		(26,567)
Net loss	$(587,517)	$55,641		$38,542		$(493,334)
Weighted average number of common shares outstanding:
Basic and diluted	2,320,089					2,320,089	(g)
Net loss per common share:
Basic and diluted	$(0.25)					$(0.21)

The accompanying notes are an integral part of this pro forma consolidated statement of operations.

RREEF PROPERTY TRUST, INC.
NOTES TO PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
For the Three Months Ended March 31, 2014
(unaudited)

NOTE 1 — ACQUISITION

On April 11, 2014, the Company acquired Commerce Corner, a 259,910 square foot industrial building located on a 14.4 acre site at 1109 Commerce Boulevard, plus an additional adjacent 9.7 acre parcel of land, situated one mile from Exit 10 of Interstate 295 and in close proximity to Interstate 95 and the New Jersey Turnpike (the "Property"). The purchase price for the Property was $19,750,000, exclusive of closing costs. The Company funded the acquisition of the Property with proceeds from the sale of its common stock and by borrowing $17,600,000 under the Company's line of credit with Regions Bank. Of the $17,600,000 borrowed, $8,760,000 was from existing borrowing capacity on previously acquired properties, while $8,840,000 was allocated to the Property.

NOTE 2 — PRO FORMA ADJUSTMENTS

(a)
Represents rental and other income pursuant to the leases in place prior to the Company's actual acquisition on a straight-line basis. Also includes the amortization of the acquired favorable and unfavorable lease intangibles.

(b)	Represents amounts reimbursable from the tenants pursuant to the leases in place during the period shown.

(c)	Represents insurance, real estate tax and other property operating expenses incurred based on the Property's historical operations.

(d)	Costs related to the acquisition of properties are excluded from the Pro Forma Consolidated Statement of Operations because such costs are non-recurring.

(e)
Buildings and improvements are depreciated over a period of 20 to 40 years on a straight-line basis. Amounts allocated to acquired intangible lease assets are amortized over the terms of the leases. The purchase price allocation to acquired intangible lease assets and liabilities is preliminary and subject to adjustment by the Company.

(f)
Interest expense is reflective of the Company's line of credit and includes the Company's borrowing of $17,600,000 at 2.40%, which was used to finance the acquisition, and amortization of deferred financing costs related to the acquisition over the term of the line of credit.

(g)	The Company had sufficient cash available as of December 31, 2013, and accordingly no incremental shares needed to be issued to fund the acquisition.

RREEF PROPERTY TRUST, INC.
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended December 31, 2013
(unaudited)

The following unaudited Pro Forma Consolidated Statement of Operations is presented as if RREEF Property Trust, Inc. (the "Company") had acquired the investments in 9022 Heritage Parkway and Wallingford Plaza (the "2013 Acquisitions") and Commerce Corner on January 1, 2013. All investments were acquired subsequent to January 1, 2013 and as such, the pro forma adjustments presented below are only those applicable to the period presented.

This Pro Forma Consolidated Statement of Operations should be read in conjunction with the Company’s historical financial statements and notes thereto for the year ended December 31, 2013, as contained in the Company’s Annual Report on Form 10-K. The Pro Forma Consolidated Statement of Operations is unaudited and is not necessarily indicative of what the actual results of operations would have been had the Company completed the above acquisitions on January 1, 2013, nor does it purport to represent its future results of operations. The Company does not consider any potential property acquisitions to be probable under Rule 3-14 of Regulation S-X.

	Historical (as reported)	Commerce Corner		2013 Acquisitions Adjustments		Other Adjustments		Pro Forma
Revenues
Rental and other property income	$761,684	$1,096,890	(a)	$1,201,529	(a)	$—		$3,060,103
Tenant reimbursement income	14,705	268,617	(b)	177,485	(b)	—		460,807
Investment income on marketable securities	81,316	—		—		—		81,316
Total revenues	857,705	1,365,507		1,379,014		—		3,602,226
Expenses
General and administrative expenses	1,653,358	—		—		—		1,653,358
Property operating expenses	35,872	389,899	(c)	241,628	(c)	—		667,399
Acquisition related expenses	137,484	—		(137,484)	(d)	—		—
Depreciation	192,616	396,331	(e)	287,958	(e)	—		876,905
Amortization	409,194	219,275	(e)	440,198	(e)	—		1,068,667
Total operating expenses	2,428,524	1,005,505		832,300		—		4,266,329
Operating loss	(1,570,819)	360,002		546,714		—		(664,103)
Interest expense	(324,560)	(220,486)	(f)	(267,919)	(f)	(77,794)	(f)	(890,759)
Realized loss upon sale of marketable securities	(85,824)	—		—		—		(85,824)
Net Income	$(1,981,203)	$139,516		$278,795		$(77,794)		$(1,640,686)
Weighted average number of common shares outstanding:
Basic and diluted	800,194							2,445,078	(g)
Net income per common share:
Basic and diluted	$(2.48)							$(0.67)

The accompanying notes are an integral part of this pro forma consolidated statement of operations.

RREEF PROPERTY TRUST, INC.
NOTES TO PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended December 31, 2013
(unaudited)

NOTE 1 — ACQUISITIONS

On May 31, 2013, the Company acquired 9022 Heritage Parkway, a two-story office building located in Woodridge, Illinois. The purchase price for 9022 Heritage Parkway was $13,300,000, exclusive of closing costs. The Company funded the acquisition of 9022 Heritage Parkway with proceeds from the sale of its common stock and by borrowing $6,700,000 under the Company's line of credit with Regions Bank.

On December 18, 2013, the Company acquired Wallingford Plaza, a three-story mixed-use (office over retail) building located at 4468 Stone Way North, Seattle, Washington. The purchase price for Wallingford Plaza was $12,750,000, exclusive of closing costs. The Company funded the acquisition of Wallingford Plaza with proceeds from the sale of its common stock and by borrowing $5,500,000 under the Company's line of credit with Regions Bank.

On April 11, 2014, the Company acquired Commerce Corner, a 259,910 square foot industrial building located on a 14.4 acre site at 1109 Commerce Boulevard, plus an additional adjacent 9.7 acre parcel of land, situated one mile from Exit 10 of Interstate 295 and in close proximity to Interstate 95 and the New Jersey Turnpike (the "Property"). The purchase price for the Property was $19,750,000, exclusive of closing costs. The Company funded the acquisition of the Property with proceeds from the sale of its common stock and by borrowing $17,600,000 under the Company's line of credit with Regions Bank. Of the $17,600,000 borrowed, $8,760,000 was from existing borrowing capacity on previously acquired properties, while $8,840,000 was allocated to the Property.

NOTE 2 — PRO FORMA ADJUSTMENTS

(a)
Represents rental and other income pursuant to the leases in place prior to the Company's actual acquisitions on a straight-line basis. Also includes the amortization of the acquired favorable and unfavorable lease intangibles.

(b)	Represents amounts reimbursable from the tenants pursuant to the leases in place during the period shown, based on the historical operations of the properties and management's estimates.

(c)	Represents insurance, real estate tax and other property operating expenses that would have been incurred based on the historical operations of the properties and management's estimates.

(d)	Costs related to the acquisition of properties are excluded from the Pro Forma Consolidated Statement of Operations because such costs are non-recurring.

(e)
Buildings and improvements are depreciated over a period of 20 to 40 years on a straight-line basis. Amounts allocated to acquired intangible lease assets are amortized over the term of the lease. The purchase price allocation to acquired intangible lease assets and liabilities is preliminary and subject to adjustment by the Company.

(f)
Interest expense is reflective of the Company's line of credit and includes (1) the Company's total borrowings, net of repayments, of $20,500,000 at 2.40%, which was used to finance the three acquisitions, (2) line of credit unused fees pursuant to the loan agreement, and (3) amortization of deferred financing costs over the term of the line of credit.

(g)	Weighted average shares outstanding was calculated assuming all shares sold through March 31, 2014 were issued on January 1, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RREEF Property Trust, Inc.
By:	/s/ Julianna S. Ingersoll
Name:	Julianna S. Ingersoll
Title:	Chief Financial Officer (Principal Financial and Accounting Officer)

Date: June 11, 2014